UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

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MIMEDX GROUP, INC.
(Exact name of registrant as specified in its charter)

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Florida	000-52491	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct, NE,
Marietta, GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 651-9200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On December 11, 2013, MiMedx Group, Inc. (“MiMedx”) entered into an underwriting agreement with Cannacord Genuity, Inc. as representative of the several underwriters identified therein (the “Underwriting Agreement”).  Pursuant to the terms and conditions of the Underwriting Agreement, MiMedx agreed to sell 5,000,000 shares of common stock, par value $0.001 per share, at a per share price to public of $6.80 registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-189785).  MiMedx expects to receive aggregate net proceeds from this offering of approximately $31.6 million after deducting both the underwriting discounts and commissions and the estimated offering expenses payable by MiMedx of approximately $350,000.

The offering is expected to close, subject to customary closing conditions, on December 17, 2013, under the terms of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, MiMedx granted the underwriters an option to purchase up to 750,000 additional shares of common stock to cover over-allotments within 30 days of the date of the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01 – Other Events

In a press release dated December 12, 2013 MiMedx announced the pricing of the underwritten public offering described in Item 1.01 above.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement dated as of December 11, 2013 among MiMedx Group, Inc. and Cannacord Genuity, Inc., as representative of the several Underwriters.
5.1	Opinion of Womble Carlyle Sandridge & Rice LLP regarding the legality of the shares.
23.1	Consent of Womble Carlyle Sandridge & Rice LLP (included in Exhibit 5.1).
99.1	Press Release dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MiMedx Group, Inc.

Date:	December 12, 2013	By:	/s/ Michael J. Senken
Michael J. Senken
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement dated as of December 11, 2013 among MiMedx Group, Inc. and Cannacord Genuity, Inc., as representative of the several Underwriters.
5.1	Opinion of Womble Carlyle Sandridge & Rice LLP regarding the legality of the shares.
23.1	Consent of Womble Carlyle Sandridge & Rice LLP (included in Exhibit 5.1).
99.1	Press Release dated December 12, 2013.